Share-Based Payments	12 Months Ended
Dec. 31, 2017
Share-Based Payments
Share-Based Payments

(27) Share-Based Payments

SAP has granted awards under various cash-settled and equity-settled share-based payment plans to employees and executives. Most of these plans are described in detail below. SAP has other share-based payment plans not described below, which are individually and in aggregate, immaterial to our Consolidated Financial Statements.

a) Cash-Settled Share-Based Payments

Long-Term Incentive 2016 Plan (LTI 2016 Plan)

The purpose of the LTI 2016 Plan is to reward the annual achievement of the operating profit (non-IFRS, at constant currency), to ensure long-term retention of our Executive Board members, and to reward them for a long-term SAP share price performance as compared to its main peer group (Peer Group).

The virtual share program came into effect on January 1, 2016. A LTI tranche is granted annually and has a term of four years (2016–2017 tranches). Each grant starts with determining a grant amount in euros. The grant amount is based on the Executive Board members’ contractual target amount and the operating profit target achievement for the previous year. The Supervisory Board sets the grant amount at a level between 80% and 120% of the contractual target amount, taking into account the operating profit target achievement. This grant amount is converted into virtual shares, referred to as share units, by dividing the grant amount by the grant price. The grant price is the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results.

All share units granted in this way, comprising 60% Performance Share Units (PSUs) and 40% Retention Share Units (RSUs), have a vesting period of approximately four years. At the end of the vesting period, the corresponding share units are non-forfeitable. The payout price used for the settlement is the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results subsequent to the end of the vesting period. The payout price is capped at 300% of the grant price. The LTI tranche is cash-settled and paid in euros after the Annual General Shareholders’ Meeting of the corresponding year.

The number of PSUs ultimately paid out changes depending on the performance of the SAP share – absolute and relative to the Peer Group Index. In contrast, the final number of RSUs is fixed. SAP’s absolute share price performance is measured by comparing the grant price against the payout price. If the SAP share price performance equals the Peer Group Index performance over the same period, the performance factor is set at 100%. If the SAP share price performs better than the Peer Group Index (measured as difference between SAP share price performance and Peer Group Index performance), the performance factor is increased by the percentage point of the outperformance of the SAP share price. The percentage point is doubled if, additionally, the payout price is higher than the grant price. The performance factor is capped at 150%. If the Peer Group Index performs better than the SAP share price, the performance factor is decreased by the percentage point of the outperformance of the Peer Group Index. All PSUs lapse if the performance factor is below 50%.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, both the RSUs and PSUs are forfeited in whole or in part, depending on the circumstances of the relevant resignation from office or termination of the service contract.

Long-Term Incentive 2015 Plan (LTI 2015 Plan)

Under the LTI 2015 Plan, we granted to members of our former Global Managing Board virtual shares, referred to as share units, between 2012 and 2015 (2012–2015 tranches).

At the end of the year in which the share units are granted, the share units vest. The share units are subject to a three-year holding period before payout. The payout depends on the number of vested share units and the SAP share price, which is set directly after the publication of SAP’s fourth-quarter results for the last financial year of the respective three-year holding period.

SAP Stock Option Plan 2010 (SOP 2010)

Under the SOP 2010, we granted members of the Senior Leadership Team, Global Executives, and employees with an exceptional rating as well as high potentials between 2010 and 2015, and only in 2010 and 2011 members of the Executive Board, virtual stock options.

The grant base value was based on the average closing price of the SAP share over the five trading days prior to the Executive Board resolution date.

The options granted under the SOP 2010 give the employees the right to receive a certain amount of cash by exercising the options. After a three-year vesting period (four years for members of the Executive Board), the plan provides for 11 predetermined exercise dates every calendar year (one date per month except for April) until the rights lapse six years after the grant date (seven years for members of the Executive Board). Employees can exercise their options only if they are employed by SAP; if they leave the Company, the options forfeit. Executive Board members’ options are non-forfeitable once granted – if the service agreement ends in the grant year, the number of options is reduced pro rata temporis. Any options not exercised up to the end of their term expire.

The exercise price is 110% of the grant base value (115% for members of the Executive Board), which is €39.03 (€40.80) for the 2010 tranche, €46.23 (€48.33) for the 2011 tranche, €49.28 for the 2012 tranche, €59.85 for the 2013 tranche, €60.96 for the 2014 tranche, and €72.18 for the 2015 tranche.

Monetary benefits will be capped at 100% of the exercise price (150% for members of the SAP Executive Board).

Restricted Stock Unit Plan Including Move SAP Plan (RSU Plan)

To retain and motivate executives and certain employees, we granted virtual shares representing a contingent right to receive a cash payment determined by the SAP share price (or SAP SE American Depositary Receipts on the New York Stock Exchange) and the number of share units that ultimately vest.

Granted share units will vest in different tranches, either:

-	Over a one-to-three-year service period only, or
-	Over a one-to-three-year service period and upon achieving certain key performance indicators (KPIs).

The number of performance-based share units (PSUs) that will vest under the 2017 tranche was contingent upon achievement of the operating profit (non-IFRS, at constant currency) KPI target in 2017. Depending on performance, the number of PSUs vesting ranges between 0% and 200% of the number initially granted. Performance against the KPI target was 78.2% (2016: 85.1%) in 2017. All share units are paid out in cash upon vesting.

The valuation of our outstanding cash-settled plans was based on the following parameters and assumptions:

Fair Value and Parameters Used at Year End 2017 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan (2016–2017 Tranches)	LTI 2015 Plan (2013–2015 Tranches)	SOP 2010 (2011–2015 Tranches)	RSU Plan (2014–2017 Tranches)
Weighted average fair value as at 12/31/2017	84.16	92.40	26.45	92.08
Information how fair value was measured at measurement date
Option pricing model used	Monte Carlo	Other1)	Monte Carlo	Other1)
Share price	93.45	93.45	93.45	93.45
Risk-free interest rate, depending on maturity (in %)	–0.63 to –0.48	–0.81	–0.62 to –0.41	–0.70 to –0.32
Expected volatility (in %)	17.5 to 19.6	NA	21.1 to 34.5	NA
Expected dividend yield (in %)	1.38	1.38	1.38	1.38
Weighted average remaining life of awards outstanding as at 12/31/2017 (in years)	2.9	0.8	1.6	1.1

1) For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as of the valuation date.

Fair Value and Parameters Used at Year End 2016 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan. (2016 Tranche)	LTI 2015 Plan (2012–2015 Tranches)	SOP 2010 (2010–2015 Tranches)	RSU Plan (2013–2016 Tranches)
Weighted average fair value as at 12/31/2016	74.54	81.10	20.94	81.34
Information how fair value was measured at measurement date
Option pricing model used	Binomial	Other1)	Monte Carlo	Other1)
Share price	82.81	82.81	82.81	82.77
Risk-free interest rate, depending on maturity (in %)	–0.76	–0.80 to –0.84	–0.51 to –0.83	–0.36 to –0.84
Expected volatility (in %)	21.2	NA	22.3 to 51.0	NA
Expected dividend yield (in %)	1.45	1.45	1.46	1.45
Weighted average remaining life of options outstanding as at 12/31/2016 (in years)	3.0	1.4	2.4	1.2

1) For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as of the valuation date.

For SOP 2010, expected volatility of the SAP share price is based on a blend of implied volatility from traded options with corresponding lifetimes and exercise prices as well as historical volatility with the same expected life as the options granted.

For LTI 2016 Plan valuation, the Peer Group Index price on December 31, 2017, was US$247.24 (2016: US$179.57); the expected dividend yield of the index of 1.16% (2016: 1.24%), the expected volatility of the index of 16% to 17% (2016: 18%), and the expected correlation of the SAP share price and the index price of 41% to 48% (2016: 39%) are based on historical data for the SAP share price and index price.

Expected remaining life of the options reflects both the contractual term and the expected, or historical, exercise behavior. The risk-free interest rate is derived from German government bonds with a similar duration. The SAP dividend yield is based on expected future dividends.

Changes in Numbers of Outstanding Awards Under Our Cash-Settled Plans

Thousands, unless otherwise stated	LTI 2016 Plan (2016–2017 Tranches)	LTI 2015 Plan (2012–2015 Tranches)	SOP 2010 (2010–2015 Tranches)	RSU Plan (2013–2017 Tranches)
12/31/2015	0	977	29,127	5,577
Granted	389	0	0	9,104
Adjustment based upon KPI target achievement	NA	0	NA	–66
Exercised	0	–294	–4,693	–2,659
Forfeited	–12	0	–1,059	–1,055
12/31/2016	377	684	23,375	10,901
Granted	295	0	0	7,835
Adjustment based upon KPI target achievement	NA	0	NA	–124
Exercised	0	–152	–7,769	–4,388
Forfeited	–41	0	–1,134	–704
12/31/2017	631	531	14,472	13,520

Outstanding awards exercisable as at
12/31/2016	0	0	5,472	0
12/31/2017	0	0	4,948	0

Total carrying amount (in € millions) of liabilities as at
12/31/2016	7	58	385	436
12/31/2017	22	51	354	708

Total intrinsic value of vested awards (in € millions) as at
12/31/2016	2	58	154	0
12/31/2017	5	49	172	0

Weighted average share price (in €) for share options exercised in
2016	NA	72.55	78.74	74.74
2017	NA	84.94	91.13	90.91

Total expense (in € millions) recognized in
2015	0	28	187	193
2016	7	7	183	458
2017	14	9	221	712

b) Equity-Settled Share-Based Payments

Own SAP Plan (Own)

Under the Own SAP Plan (Own) implemented in 2016, SAP offers its employees the opportunity to purchase, monthly, SAP shares without any holding period. Each eligible employee’s investment is limited to a percentage of the employee’s monthly base salary. SAP matches the employee investment by 40% and adds a subsidy of €20 per month for non-executives. For the participation in 2016, employees received a double matching contribution as well as a double subsidy. This plan is not open to members of the Executive Board.

The number of shares purchased under this plan was 5.0 million in 2017 (2016: 1.4 million).

Share Matching Plan (SMP)

Under the SMP, SAP offered its employees the opportunity to purchase SAP shares at a discount of 40% between 2010 and 2015. The number of SAP shares an eligible employee could purchase through the SMP was limited to a percentage of the employee’s annual base salary. After a three-year holding period, the plan participants receive, from SAP, one free matching share for every three SAP shares acquired.

The terms for members of the Senior Leadership Team and Global Executives were different than those for other employees. Both groups did not receive a discount when purchasing the shares. However, after a three-year holding period, they receive two free matching shares for every three SAP shares acquired. This plan was not open to members of the Executive Board.

The weighted average remaining life of free matching shares outstanding is 0.4 years as at December 31, 2017. The following table shows the parameters and assumptions used at grant date to determine the fair value of free matching shares, as well as the quantity of shares purchased and free matching shares:

Fair Value and Parameters at Grant Date for SMP

€, unless otherwise stated	2015
Grant date	6/5/2015
Fair value of granted awards	62.98
Information how fair value was measured at grant date
Option pricing model used	Other1)
Share price	66.31
Risk-free interest rate (in %)	–0.08
Expected dividend yield (in %)	1.67
Weighted average remaining life of awards outstanding at year end (in years)	1.5
Number of investment shares purchased (in thousands)	1,492

1) For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as of the valuation date.

Changes in Numbers of Outstanding Awards for Equity-Settled Plans

Thousands	SMP
12/31/2015	1,600
Exercised	–444
Forfeited	–105
12/31/2016	1,051
Exercised	–520
Forfeited	–19
12/31/2017	512

Recognized Expense for Equity-Settled Plans

€ millions	2017	2016	2015
Own	140	77	0
SMP	15	24	80